UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 10, 2005

Computer Software Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Company’s Current Report on Form 8-K filed on February 16, 2005 is hereby amended by this Form 8-K/A. The purpose of the amendment is to append the exhibits to the material agreements filed as Exhibits 2.1, 10.1 and 10.4 to the Company’s February 16, 2005 Form 8-K, and to refile such agreements and exhibits thereto in their entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc.

*3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company.

*3.2	Amended and Restated Bylaws of the Company.

*4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report.

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.

*10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005.

*10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005.

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C.

*10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.

2

*10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005.

*10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005.

*10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick.

*10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton.

*10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan.

*10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins.

*99.1	Press Release dated February 14, 2005, announcing the completion of the merger and sale of preferred stock.

*99.2	Audited financial statements of Computer Software Innovations, Inc. for the fiscal years ended December 31, 2001, 2002 and 2003, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

*99.3	Unaudited financial statements of Computer Software Innovations, Inc. for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003, incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

*99.4	Computer Software Innovations, Inc. and VerticalBuyer, Inc. unaudited pro forma condensed combined financial information.

* Previously filed.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: October 12, 2005

4

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc.

*3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company.

*3.2	Amended and Restated Bylaws of the Company.

*4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report.

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.

*10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005.

*10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005.

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C.

*10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.

*10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005.

*10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005.

*10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick.

*10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton.

*10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan.

*10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins.

*99.1	Press Release dated February 14, 2005, announcing the completion of the merger and sale of preferred stock.

*99.2	Audited financial statements of Computer Software Innovations, Inc. for the fiscal years ended December 31, 2001, 2002 and 2003, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

*99.3	Unaudited financial statements of Computer Software Innovations, Inc. for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003, incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

*99.4	Computer Software Innovations, Inc. and VerticalBuyer, Inc. unaudited pro forma condensed combined financial information.

* Previously filed.

5